UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2004

RedEnvelope, Inc.

(Exact name of registrant as specified in its charter)

0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)

201 Spear Street, 3rd Floor
San Francisco, CA 94105
(Address of principal executive offices, with zip code)

(415) 371-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

     On January 9, 2004, RedEnvelope, Inc. (the “Issuer”) issued a press release announcing the departure of one of its officers. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release of RedEnvelope, Inc. dated January 9, 2004 (departure of an officer)

99.2 Press Release of RedEnvelope, Inc. dated January 9, 2004 (anticipated results for third quarter)

Item 12. Results of Operations and Financial Condition.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 9, 2004, the Issuer issued a press release announcing the anticipated revenues and net income for the fiscal quarter ended December 28, 2003. A copy of this press release is attached as Exhibit 99.2 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.

Date:	January 9, 2004	By:	/s/ Alison May
Alison May President, Chief Executive Officer and Director

Index to Exhibits

Exhibit	Description
Number

99.1	Press Release of RedEnvelope, Inc. dated January 9, 2004 (departure of an officer)

99.2	Press Release of RedEnvelope, Inc. dated January 9, 2004 (anticipated results for third quarter)